UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

              Date of Report:  August 14, 2002
     (Date of Earliest Event Reported:  August 14, 2002)

                     EL PASO CORPORATION
   (Exact name of Registrant as specified in its charter)

     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
  incorporation)


                      El Paso Building
                    1001 Louisiana Street
                    Houston, Texas 77002
     (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (713) 420-2600




Item  7.  Financial Statements, ProForma Financial Information and Exhibits
          -----------------------------------------------------------------

          (c)  Exhibits.

             Exhibit
              Number                 Description
             -------                 -----------
               99.1    Statement   Under  Oath   of   Principal
                       Executive  Officer Regarding  Facts  and
                       Circumstances Relating to  Exchange  Act
                       Filings.

               99.2    Statement   Under  Oath   of   Principal
                       Financial  Officer Regarding  Facts  and
                       Circumstances Relating to  Exchange  Act
                       Filings.


Item 9.   Regulation FD Disclosure
          ------------------------

      On August 14, 2002, in accordance with Order No. 4-460 and pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, sworn statements were filed with the Securities and Exchange Commission by the principal executive officer and the principal financial officer of El Paso Corporation. A copy of each sworn statement is furnished as Exhibit 99.1 and 99.2. The attached Exhibits are not filed, but are furnished to comply with Regulation FD. The information disclosed in this Item 9 Current Report on Form 8-K is not considered to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 and is not subject to the liabilities of that section.



                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By: /s/  Jeffrey I.Beason
                                 ------------------------
                                   Jeffrey I. Beason
                          Senior Vice President and Controller
                             (Principal Accounting Officer)

Dated: August 14, 2002

                        EXHIBIT INDEX

             Exhibit
              Number                 Description
             -------                 -----------
               99.1    Statement   Under  Oath   of   Principal
                       Executive  Officer Regarding  Facts  and
                       Circumstances Relating to  Exchange  Act
                       Filings.

               99.2    Statement   Under  Oath   of   Principal
                       Financial  Officer Regarding  Facts  and
                       Circumstances Relating to  Exchange  Act
                       Filings.